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                                                                  EXHIBIT 10.208



                     AMENDMENT NO. 4 TO SEVERANCE AGREEMENT
                            AND CONSULTING AGREEMENT

        It is hereby agreed as of this 30th day of December 1999, by and between MEGO FINANCIAL CORP. (the "Company") and DON A. MAYERSON (the "Employee") as follows:

WHEREAS, the Employee was a senior officer of the Corporation from January, 1988 to December 31, 1998, holding the offices of Executive Vice President, General Counsel and Secretary during most of that period; and

WHEREAS, the parties hereto previously entered into an agreement dated as of September 2, 1997 (the "Agreement") which, among other things provided for a lump sum payment of $250,000.00 (the "Payment") in the event the Employee's employment by the Company was terminated for any reason; and

WHEREAS, the parties hereto have previously entered into an indemnification agreement dated as of September 23, 1998 (the "Indemnification Agreement"); and

WHEREAS, the Employee retired on December 31, 1998 and is no longer employed by the Company; and

WHEREAS, pursuant to Amendment No. 1 to Severance Agreement, and Consulting Agreement dated as of December 24, 1998 (the "Amendment No. 1"), and Amendment No. 2 to Severance Agreement, and Consulting Agreement dated as of June 18, 1999 (the "Amendment No. 2"), and Amendment No. 3 to Severance Agreement, and Consulting Agreement dated as of September 28, 1999 (the "Amendment No. 3") the Company and the Employee agreed to modify the payment terms of the Payment so as to defer the payment of a portion thereof, and provided for the possible future services of Employee as a consultant to the Company; and

WHEREAS, in accordance with the terms of Amendment No. 1, Amendment No. 2 and Amendment No. 3, the Company has paid monthly payments through the date hereof aggregating $120,000, leaving a balance due on the Payment of $130,000 as of the date hereof, and which amount is presently scheduled for payment on December 31, 1999; and

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, it is agreed as follows:

1.  The above recitals are true and correct.


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2.  Paragraph 2 of the Agreement is hereby amended and restated to read in full as follows:

    "In the event the employment of the Employee in his present capacity with the Company is terminated for any reason, including but not limited to the Employee's death, disability, or retirement, the Company shall pay to the Employee (or his personal representative if the Employee is deceased) the sum of Two Hundred Fifty Thousand Dollars ($250,000), in full satisfaction of any severance obligations of the Company, which amount shall be paid as follows:

    a. The sum of Ten Thousand Dollars ($10,000) on the first payday of each month to executive officers of the Company for the months of January, 1999 through March, 2000, aggregating One Hundred Fifty Thousand Dollars ($150,000).

    b.  The balance of One Hundred Thousand Dollars ($100,000) on March 31,
        2000.

    c. In the event the Company executes an agreement involving a "Change of Control" as hereinafter defined, any unpaid balance of Payment shall be immediately paid by the Company to the Employee at the closing of the transaction, if prior to March 31, 2000. This sub-paragraph shall not extend the final payment date of the Payment beyond March 31, 2000.

    d. The Payment shall be deemed to be in the nature of a non-qualified pension.

3. As further consideration for the agreement of the Employee to continue deferring payment of a portion of the Payment, the Company agrees to permit the Employee to utilize available space, if any, at the Company's offices in North Miami, Florida, in connection with Employee providing consulting services to the Company if requested by the Company and agreed to by the Employee, as well as for the Employee's personal matters, until December 31, 2000 or such other date as is agreed to by the parties.

4. Except as modified above, all other terms and conditions of the Agreement, Amendment No. 1, Amendment No. 2 and Amendment No. 3 shall remain in full force and effect. The Indemnification Agreement shall also remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this agreement the date first above written.

MEGO FINANCIAL CORP. (COMPANY)

By: /s/ JEROME J. COHEN
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    JEROME J. COHEN, PRESIDENT

DON A. MAYERSON (EMPLOYEE)

/s/ DON A. MAYERSON
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